Annual Report

December 31, 1999



--------------------------------------------------------------------------------
New America Growth Portfolio



T. Rowe Price, Invest With Confidence(registration mark)

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

While 1999 will be recalled as the continuation of a strong bull market, it should also be remembered as the year of the technology stock. We spoke in the last report about the narrowness of the market in the first half of the year, and this only intensified in the second half. While the Standard & Poor's 500 Stock Index gained 7.71% in the six months ended December 31, the technology-laden Nasdaq Composite rose 51.49% in the same period, following a gain of "only" 22.50% in the first half. Internet-related stocks rose significantly more than the overall Nasdaq index. While this might suggest a broadly exuberant market, in fact, about half of all stocks had negative returns for the year.


Performance Comparison

Periods Ended 12/31/99                      6 Months          12 Months
--------------------------------------------------------------------------------

New America
Growth Portfolio                               1.55%             12.75%
--------------------------------------------------------------------------------

S&P 500 Stock Index                            7.71              21.04
--------------------------------------------------------------------------------

Lipper Variable Annuity
Underlying Growth
Funds Average                                 16.27              31.48
--------------------------------------------------------------------------------

     The New America Growth Portfolio could not keep pace with the unmanaged S&P 500 Index and the average growth mutual fund in such a narrow market. While we had hoped for a broadening of the market into mid-size and non-technology companies, this did not occur. The New America Growth Portfolio has always invested in a broad range of mid- and large-capitalization growth stocks. As such, it typically has had the advantage of a wider set of investment opportunities than the average growth fund. In general, over the last 15 years, this has benefited shareholders. More recently, the best gains have not been found in mid-cap stocks but primarily in the largest, in spite of significantly more attractive valuations in mid-caps. The S&P MidCap Index rose 14.72% in 1999, more in line with your fund's return. We believe that the ability to invest across the capitalization spectrum will benefit shareholders in the long run. (Capitalization is a measure of the size of a company, and is defined by the company's stock price multiplied by shares outstanding.)

     The other primary reason the New America Growth Portfolio has underperformed recently is that it has not historically invested heavily in technology stocks. The portfolio was established in 1994 (and the New America Growth Fund on which it is based was established in 1985) on the premise that the "new America" was moving from a manufacturing to a service economy, and therefore the fund would focus primarily on service companies. We still believe this premise is true, and we will continue to look for companies with a high degree of recurring revenues (as opposed to one-time revenues such as manufacturers typically rely on and receive only when they make a new sale). However, we have spent significant time attempting to redefine the new "new America" and how your fund should adapt. It is hard to deny technology's impact on our economy: It is the primary enabler of our strong economic growth without the inflation that generally accompanies such long periods of prosperity. Technology is also the largest component of the S&P 500, at approximately 30%. Furthermore, the majority of growth funds have technology weightings far higher than 30%. By comparison, the New America Growth Portfolio has about 4% of its holdings in technology.

     We no longer believe it is appropriate to exclude such a large portion of the economy from the fund's investment program. Therefore, we have gradually begun to increase the fund's holdings of technology stocks, and also plan to add selected investments in pharmaceuticals and biotechnology, which are also major growth drivers in the "new America." Our same core principles must apply to any technology stock or any other growth stock added to the portfolio - the company should embody the "new America," should be a leader in its industry segment, and must have fundamentals that justify its stock price and valuation.


MARKET ENVIRONMENT

     In spite of concerns about inflation, interest rates, and the Y2K computer glitch, the U.S. economy continued to perform very well in the second half. In fact, 1999 represented the ninth consecutive year of economic growth. Consumer confidence was also strong, and although it dipped in the third quarter, it ended the year at an all-time high. In this environment, U.S. corporate profits continued to grow strongly. But markets were extremely volatile in the second half. Most of the fears discussed above manifested themselves in the third quarter as the Federal Reserve raised short-term rates and Y2K anxiety peaked. Most major indexes were down in the third quarter, with the S&P 500 falling 6.24%. However, stocks surged in the fourth quarter as growth and inflation news continued to be benign and Y2K fears abated. The New America Growth Portfolio outperformed the S&P 500 in the fourth quarter, rising 15.55% compared with 14.88% for the index.

     In the fourth quarter, the tech-laden Nasdaq Composite beat the S&P 500 for the eighth time in 10 quarters. Over this period, the Nasdaq gained 182% versus a 72% total return for the S&P 500. The top-20 companies in the S&P 500 account for about 34% of the market capitalization of the index but represented nearly 65% of the appreciation in 1999. Both of these trends have hurt your fund's recent returns as we invest not only in many mid-capitalization names but also in services stocks due to the fund's historical focus. A huge fourth quarter surge enabled the Russell 2000 Index of smaller companies to outperform the S&P 500 last year for the first time since 1993. This advance was led again by technology stocks.

     International markets continued to stabilize and advance. Stock markets around the world hit new highs, including those in Germany, Mexico, and Brazil. Although the Nikkei did not reach a record, the Japanese market is at its highest level since early 1997. These strong equity performances will likely add further to the global growth momentum.


PORTFOLIO REVIEW

     The New America Growth Portfolio's performance mirrored the narrowness in the general market during 1999. Communications services and media services were by far the largest contributors in both the second half and full year. Although they are not pure technology sectors, these industries are participating directly in the movement toward wireless technologies, broadband, and new forms of entertainment on different mediums. The top performer in the fund during the second half and full year was VoiceStream Wireless, the PCS company that was spun out of Western Wireless earlier in the year. VoiceStream is benefiting from increasing penetration of cellular phones in the U.S. as well as rising usage, which increases the customers' monthly bill. VoiceStream's former parent was also a strong performer for the second half and full year. Whereas VoiceStream focuses on major metropolitan markets with its PCS service, Western Wireless focuses on rural markets with its cellular service. The next best contributor in the second half and the full year was AT&T Liberty Media, our largest holding. Liberty Media, only nominally a subsidiary of AT&T, is a portfolio of companies positioned to capitalize on the continuing growth of cable networks. The majority of the company's portfolio is centered around ownership interests in over a hundred cable networks, such as The Learning Channel and The Discovery Channel. In addition, the company has several investments in interactive TV and Internet infrastructure.

     Among our other top holdings, Home Depot, AMFM, Outdoor Systems, and Infinity Broadcasting all performed well in the second half. Infinity Broadcasting recently closed its acquisition of Outdoor Systems to become one of the largest providers of out-of-home media companies with a stable of radio stations and outdoor displays. Home Depot has benefited from a robust economy and, specifically, strong housing turnover in the last several quarters. Additionally, the company has increased its focus on the professional market, which is significantly increasing the available market for the company and could serve as a buffer if the consumer market slows because of higher interest rates. Another top holding, though not a top performer in the latest period, is Catalina Marketing, the nation's leading supplier of in-store electronic scanner-activated consumer promotions. The company is taking its expertise in the grocery market and applying it to the pharmaceutical market.

     The worst-performing industry for the second half was environmental services, and two of the worst-performing stocks were Waste Management and Republic Services. Waste Management was significantly more problematic, as there were accounting, management, and earnings issues. We have since eliminated the position. Unfortunately, when the industry leader takes it on the chin, it causes repercussions for the rest of the industry. Republic Services and others fell precipitously after the Waste Management news came out, and thus Republic's ability to use its stock as acquisition currency was hampered. As a result, earnings estimates had to be brought down, which put yet more pressure on the stock. We have maintained our position in Republic as the company's internal growth potential does not appear to be tarnished.

     Another trend we saw in the fund and the market in general was fear that certain companies would not be successful in the new on-line environment. Office Depot performed poorly as its growth slowed due primarily to the lower average selling prices of computers, but also due to fears that it has not prepared adequately for an on-line environment. Galileo International, which has met all of its earnings targets, is another example of a company that performed poorly due to a perception that it is an old-line company, though the company also experienced a slowdown in domestic bookings because of a reorganization of its sales force.


Sector Diversification
--------------------------------------------------------------------------------

                                  12/31/98         6/30/99         12/31/99
--------------------------------------------------------------------------------

Financial Services                   15.3%           14.6%            10.0%

Consumer Services                    31.5            27.8             23.8

Business Services                    25.7            28.9             24.4

Health Care                           4.0             2.8              2.0

Technology                            1.3             1.2              4.1

Media Services                       21.5            23.0             26.2

Reserves                              0.7             1.7              9.5

Total                                 100%            100%             100%


     While we are very cognizant of the threat the Internet poses to incumbents and believe established firms must prepare for attacks on their traditional markets, we do not believe that all incumbents will be losers. Although some have gotten off to a slow start, many have the advantage of customer relationships, internally developed earnings and cash flow, and years of expertise in their respective markets. While it may look bleak in an environment where any business model that involves the Internet seems to attract capital at virtually zero cost, we do not believe this can continue forever.

     We have amended our industry categories to place technology, health care, and media services under separate headings. This will give you a clearer picture of how the fund is invested. Changes in sector weightings in the last six months were relatively modest but important. We lowered our weighting in health care, primarily due to fears that the political environment will make the sector volatile in the near term. Given the current valuations for most technology stocks, we have taken a very gradual approach to adding new names. Many of the companies we have added are market leaders, such as Dell Computer, Microsoft, and America Online. We will continue to look for opportunities to add selected technology stocks, and strongly believe that selected technology stocks will continue to lead growth in the years ahead.

     Significant other new holdings include TJX, the leader in off-price apparel with its TJ Maxx and Marshalls stores. The company has some new store concepts that look promising as well. We took advantage of some warm weather fears during the Thanksgiving holiday period to initiate our position. Two media names, Cox Communications and Charter Communications, were also added. Both are cable companies that are benefiting from several new services (high speed data, digital cable, telephony) that are being offered over cable lines. Major eliminations were Waste Management, Total Renal Care Holdings, and Acxiom.


OUTLOOK

     Given the Fed's strong desire to slow the economy, it appears likely that economic growth in 2000 will not be as robust as in 1999. That said, employment growth is still strong, interest rates - although higher - are still at relatively low levels, and there are no signs of significantly higher inflation. These are all generally very positive signs for the market.

     A bigger issue is the continued narrowness of the market. Although all major indexes were up during the second half of 1999, about 50% of all U.S. stocks (with prices greater than $5.00) were down. Additionally, the largest companies in the S&P 500 continued to significantly outperform the smaller ones. We still believe a broadening of participation would be a big positive for the overall market, but fear that the broadening might occur in the context of a market correction. To put this in perspective, over the last year, companies with price/earnings ratios greater than 37 gained more than 35%, whereas stocks that had P/E ratios from 15 to 25 rose less than 5% overall. The disparity between the top-tier companies and second- and third-tier companies is as wide as it has been in recent memory. Certainly market leaders deserve to trade at a premium, but we question the degree of that premium at current valuations.

     Against this backdrop, we remain excited about the fund's holdings. We believe that New America Growth Portfolio is well positioned with a mix of attractively valued companies as well as some market leaders that trade at high valuations. While we certainly wouldn't be immune to a market decline, the fund is not positioned as aggressively as many other growth funds. We always look to opportunistically increase the quality and growth rate of fund holdings, and would certainly attempt to do so in any market decline in which the valuation gap between certain companies narrowed. We still expect most of the companies in the fund to grow faster than the typical S&P 500 stock, even though they trade at lower multiples.

     Respectfully submitted,



     John H. Laporte
     President



     Marc L. Baylin
     Executive Vice President

     January 27, 2000


Effective March 31, 2000, Marc L. Baylin assumes day-to-day responsibility for management of the New America Growth Portfolio as chairman of the fund's Investment Advisory Committee. Mr. Baylin joined T. Rowe Price in 1993 as an investment analyst and has been a member of the fund's Advisory Committee for several years. In his new role, Mr. Baylin succeeds John H. Laporte, a director of T. Rowe Price Associates, who remains president of the fund and a member of its Advisory Committee.

This supplements the New America Growth Portfolio prospectus dated May 1, 1999.


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                  Percent of
                                                  Net Assets
                                                   12/31/99
--------------------------------------------------------------------------------

AT&T Liberty Media Group                             4.1%

AMFM                                                 3.6

Infinity Broadcasting                                3.5

Home Depot                                           3.3

VoiceStream Wireless                                 3.0

Western Wireless                                     2.8

Circuit City Stores                                  2.6

Catalina Marketing                                   2.5

MCI WorldCom                                         2.3

Affiliated Computer Services                         2.1

Ceridian                                             2.1

Morgan Stanley Dean Witter                           2.0

Costco Wholesale                                     2.0

First Data                                           2.0

Freddie Mac                                          1.9

NOVA                                                 1.9

Comcast                                              1.8

U.S. Foodservice                                     1.7

Waddell & Reed Financial                             1.6

Outback Steakhouse                                   1.6

Premier Parks                                        1.5

Apollo Group                                         1.5

Family Dollar Stores                                 1.5

Fox Entertainment Group                              1.4

Cox Communications                                   1.3
--------------------------------------------------------------------------------

Total                                                55.6%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------



6 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless                       107(cents)

Western Wireless                            52

AT&T Liberty Media Group                    41

Home Depot                                  33

AMFM                                        29

Outdoor Systems ***                         25

Morgan Stanley Dean Witter                  15

Catalina Marketing                          14

Cox Communications *                        12

Cendant                                     12
--------------------------------------------------------------------------------

Total                                      340(cents)
--------------------------------------------------------------------------------



TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waste Management **                       - 48(cents)

Office Depot                                30

Galileo International                       27

Sylvan Learning Systems                     21

Associates First Capital                    19

Republic Services                           19

Outback Steakhouse                          18

Kroger                                      15

Total Renal Care Holdings **                15

Acxiom **                                   14
--------------------------------------------------------------------------------

Total                                    - 226(cents)
--------------------------------------------------------------------------------


12 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless                       118(cents)

Western Wireless                            87

AT&T Liberty Media Group                    75

AMFM                                        38

Outdoor Systems ***                         37

Home Depot                                  36

Circuit City Stores                         35

Morgan Stanley Dean Witter                  31

AirTouch Communications ***                 29

Comcast                                     29
--------------------------------------------------------------------------------

Total                                      515(cents)
--------------------------------------------------------------------------------



TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waste Management **                       - 39(cents)

Office Depot                                38

Total Renal Care Holdings **                36

Sylvan Learning Systems                     25

Acxiom **                                   23

Apollo Group                                20

SunGard Data Systems                        19

Freddie Mac                                 18

Associates First Capital                    17

Galileo International                       15
--------------------------------------------------------------------------------

Total                                       - 250(cents)
--------------------------------------------------------------------------------

   *  Position added
  **  Position eliminated
 ***  Acquired by another company


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SEC CHART:  New America Growth Portfolio

                                  Lipper Variable
                   S&P 500        Annuity Underlying         New America
                   Index          Growth Funds Average       Growth Portfolio

3/31/94            10,000         10,000                     10,000

12/94              10,532         10,231                     10,100

12/95              14,489         13,559                     15,260

12/96              17,816         16,374                     18,325

12/97              23,760         20,886                     22,195

12/98              30,547         26,181                     26,303

12/99              36,978         33,386                     29,657


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


New America Growth Portfolio
Periods Ended 12/31/99
                                                  Since             Inception
         1 Year      3 Years       5 Years        Inception         Date
--------------------------------------------------------------------------------

         12.75%      17.41%        24.04%         20.80%            3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price New America Growth Portfolio

                              For a share outstanding throughout each period
                         -------------------------------------------------------
                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  24.74   $  21.35   $  17.67   $  15.23   $  10.10
                         -------------------------------------------------------

Investment activities
  Net investment
  income (loss)             (0.07)     (0.08)         -       0.04       0.03

  Net realized and
  unrealized gain (loss)     3.10       3.97       3.73       2.94       5.12

Total from
  investment activities      3.03       3.89       3.73       2.98       5.15

Distributions

  Net investment income         -          -          -      (0.04)     (0.02)

  Net realized gain         (1.59)     (0.50)     (0.05)     (0.50)         -

  Total distributions       (1.59)     (0.50)     (0.05)     (0.54)     (0.02)

NET ASSET VALUE
End of period              $26.18     $24.74     $21.35     $17.67     $15.23
                         -------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)       12.75%     18.51%     21.12%     20.09%     51.10%

Ratio of total expenses to
average net assets           0.85%      0.85%      0.85%      0.85%      0.85%

Ratio of net investment
income (loss) to average
net assets                 (0.30)%    (0.34)%      0.02%      0.18%      0.23%

Portfolio turnover rate      42.1%      46.0%      37.3%      27.2%      54.5%

Net assets, end of period
(in thousands)            $125,974   $118,989    $96,991   $ 60,241    $12,304


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 1999

                                         Shares           Value
--------------------------------------------------------------------------------
                                            In thousands

COMMON STOCKS  90.5%

CONSUMER SERVICES  23.8%

Retailing/General Merchandisers  6.4%

Costco Wholesale *                                       28,000   $    2,554

Family Dollar Stores                                    115,000        1,876

Kroger *                                                 46,000          868

Safeway *                                                41,900        1,490

TJX                                                      66,000        1,349

                                                                       8,137

Retailing/Specialty Merchandisers  8.0%

Circuit City Stores                                      73,000        3,289

CVS                                                      33,000        1,318

Home Depot                                               60,000        4,114

Office Depot *                                          126,000        1,378

                                                                      10,099

Entertainment and Leisure  3.5%

Extended Stay America *                                 110,000          839

Premier Parks *                                          67,500        1,949

SFX Entertainment (Class A) *                            45,000        1,628

                                                                       4,416

Personal Services  4.3%

Apollo Group (Class A) *                                 97,000        1,943

Avis Rent A Car *                                        60,000        1,534

Cendant *                                                37,000          983

Sylvan Learning Systems *                                72,000          945

                                                                       5,405

Restaurants  1.6%

Outback Steakhouse *                                     76,000        1,976

                                                                       1,976

Total Consumer Services                                               30,033


BUSINESS SERVICES  24.0%

Distribution Services  1.7%

U.S. Foodservice *                                      130,000        2,178

                                                                       2,178


Computer Services  13.0%

Affiliated Computer Services
  (Class A) *                                            57,500        2,645

BISYS Group *                                            21,000        1,369

Ceridian *                                              120,000        2,587

Concord EFS *                                            24,800          638

First Data                                               50,000        2,466

Galileo International                                    55,000        1,646

NOVA *                                                   74,000   $    2,336

Paychex                                                  30,750        1,229

SunGard Data Systems *                                   62,900        1,494

                                                                      16,410

Energy Services  1.9%

Schlumberger                                             23,500        1,322

Smith International *                                    18,000          894

Transocean Sedco Forex                                    4,549          153

                                                                       2,369

Other Business Services  3.3%

Modis Professional Services *                            86,500        1,233

Republic Services (Class A) *                           100,000        1,438

Viad                                                     52,000        1,449

                                                                       4,120
Marketing Services  4.1%

ADVO *                                                   45,000        1,069

Catalina Marketing *                                     27,500        3,183

IMS Health                                               31,500          856

                                                                       5,108

Total Business Services                                               30,185


FINANCIAL  10.0%

Bank and Trust  1.4%

FirStar                                                  37,000          782

Wells Fargo                                              24,000          970

                                                                       1,752

Investment Services  4.9%

Franklin Resources                                       29,000          930

Goldman Sachs Group                                       6,000          565

Morgan Stanley Dean Witter                               18,000        2,569

Waddell & Reed
Financial (Class A)                                      20,000          543

Waddell & Reed
Financial (Class B)                                      60,000        1,507

                                                                       6,114

Other Financial  3.7%

Associates First
Capital (Class A)                                        45,000        1,235

Fannie Mae                                               18,000        1,124

Freddie Mac                                              50,000        2,353

                                                                       4,712

Total Financial                                                       12,578


TECHNOLOGY SERVICES  4.1%

E-Commerce  0.8%

America Online *                                          3,000   $      226

CMGI *                                                    1,000          277

e-Bay *                                                   1,000          125

Yahoo! *                                                  1,000          433

                                                                       1,061

Software & Service  2.4%

Computer Associates                                       5,500          385

Metamor Worldwide *                                      30,000          876

Microsoft *                                               5,000          583

Unisys *                                                 36,500        1,166

                                                                       3,010

Computer  0.4%

Dell Computer *                                           9,000          459

                                                                         459

Communications Equipment  0.5%

3Com *                                                   15,000          704

                                                                         704

Total Technology Services                                              5,234


MEDIA SERVICES  26.2%

Broadcasting  16.8%

AMFM *                                                   57,500        4,499

AT&T Liberty Media Group
  (Class A) *                                            92,000        5,221

Charter Communications
  (Class A) *                                            60,000        1,312

Comcast (Class A Special)                                45,000        2,274

Cox Communications
  (Class A) *                                            32,500        1,674

Fox Entertainment Group
  (Class A) *                                            69,000        1,721

Infinity Broadcasting
  (Class A) *                                           121,500        4,397

                                                                      21,098

Telecommunications Services  9.4%

MCI WorldCom *                                           55,000   $    2,917

Vodafone Airtouch ADR                                    33,500        1,658

VoiceStream Wireless *                                   27,000        3,836

Western Wireless (Class A) *                             52,000        3,468

                                                                      11,879

Total Media Services                                                  32,977


HEALTH CARE  2.0%

Health Care Services  1.7%

Omnicare                                                105,000        1,260

Wellpoint Health Networks
  (Class A) *                                            12,000          791

                                                                       2,051

Pharmaceuticals  0.3%

Warner-Lambert                                            5,000          412

                                                                         412

Total Health Care                                                      2,463

Total Miscellaneous
Common Stocks 0.4%                                                       562

Common Stocks (Cost  $73,620)                                        114,032


SHORT-TERM INVESTMENTS  10.0%

Money Market Fund  10.0%

Reserve Investment Fund
  6.16% #                                            12,542,042       12,542

Total Short-Term Investments
(Cost  $12,542)                                                       12,542

Total Investments in Securities

100.5% of Net Assets (Cost $86,162)                               $  126,574

Other Assets Less Liabilities                                           (600)

NET ASSETS                                                        $  125,974
                                                                  ------------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                                   4,390

Net unrealized gain (loss)                                            40,412

Paid-in-capital applicable to
4,812,223 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                81,172

NET ASSETS                                                        $  125,974
                                                                  -----------

NET ASSET VALUE PER SHARE                                             $26.18
                                                                  -----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/99

Investment Income (Loss)
Income

  Dividend                                                        $       376
  Interest                                                                269
  Total income                                                            645

Expenses
  Investment management and administrative                                995

Net investment income (loss)                                             (350)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)on securities                                  10,435

Change in net unrealized gain or loss on securities                     4,336

Net realized and unrealized gain (loss)                                14,771

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    14,421
                                                                  ------------



The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands

                                                            Year
                                                           Ended
                                                        12/31/99     12/31/98

Increase (Decrease) in Net Assets
Operations

  Net investment income (loss)                       $     (350)  $     (370)

  Net realized gain (loss)                               10,435        3,712

  Change in net unrealized gain or loss                   4,336       13,748

  Increase (decrease) in net assets from operations      14,421       17,090

Distributions to shareholders
  Net realized gain                                      (7,210)      (2,354)

Capital share transactions *

  Shares sold                                            22,622       32,866

  Distributions reinvested                                7,210        2,354

  Shares redeemed                                       (30,058)     (27,958)

  Increase (decrease) in
  net assets from capital
  share transactions                                       (226)       7,262

Net Assets

Increase (decrease) during period                         6,985       21,998

Beginning of period                                     118,989       96,991

End of period                                        $  125,974  $   118,989
                                                     ------------------------
*Share information
  Shares sold                                               893        1,429

  Distributions reinvested                                  297          107

  Shares redeemed                                        (1,187)      (1,270)

  Increase (decrease) in shares outstanding                   3          266


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $47,578,000 and $66,401,000, respectively, for the year ended December 31, 1999.


Note 3 - Federal Income Taxes

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                  $350,000
Undistributed net realized gain                      (242,000)
Paid-in-capital                                      (108,000)

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $86,162,000. Net unrealized gain aggregated $40,412,000 at period-end, of which $45,589,000 related to appreciated investments and $5,177,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $82,000 was payable at December 31, 1999. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $269,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of New America Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price New America Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $7,210,000 from long-term capital gains, subject to the 20% rate gains category.